UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

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NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2018, National Rural Utilities Cooperative Finance Corporation (the “Company”) entered into a Second Amended and Restated First Supplemental Note Purchase Agreement (the “Supplemental Note Purchase Agreement”) with Farmer Mac Agricultural Mortgage Corporation (“Farmer Mac”) and Farmer Mac Mortgage Securities Corporation, a wholly-owned subsidiary of Farmer Mac, to amend the terms of notes issued pursuant to the Amended and Restated Master Note Purchase Agreement, dated as of March 24, 2011 (the “Master Note Purchase Agreement”), between the Company, Farmer Mac Mortgage Securities Corporation, as Purchaser, and Farmer Mac, as Guarantor. The Supplemental Note Purchase Agreement extends the draw period for notes issued pursuant to the Master Note Purchase Agreement by two years to January 11, 2022, after which the draw period shall automatically extend on each anniversary of that date for an additional year, unless prior to such anniversary date, Farmer Mac or Farmer Mac Mortgage Securities Corporation provides the Company with a notice that the draw period will not be extended beyond the remaining term. The Supplemental Note Purchase Agreement also increases the total aggregate amount of CFC’s two revolving note purchase agreements from $4.8 billion to $5.5 billion.

As of February 28, 2018, CFC has $2.8 billion of secured notes outstanding under the Master Note Purchase Agreement and zero outstanding balance under the note purchase agreement dated July 31, 2015.

The foregoing summary is qualified in its entirety by reference to the full text of the Second Amended and Restated First Supplemental Note Purchase Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

By:	/s/ J. ANDREW DON
J. Andrew Don
Senior Vice President and Chief Financial Officer

Dated:  March 1, 2018